Exhibit 10.5

FIRST LEASE ADDENDUM

THIS. FIRST LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 11th DAY OF JUNE, 2013, BY AND BETWEEN ANNABEL INVESTMENT COMPANY, A CALIFORNIA LIMITED PARTNERSHIP (HEREINAFTER REFERRED TO AS “LANDLORD”) AND STEADYMED THERAPEUTICS, INC. (HEREINAFTER REFERRED TO AS “TENANT”).

IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED SEPTEMBER 20, 2012 (HEREINAFTER REFERRED TO AS “LEASE”) IN THE FOLLOWING MANNER:

1.             BASIC TERMS.

1.4                               Premises: The size of the Premises (“Premises”) is hereby increased by 1,630 rentable square feet, located on the second floor of Building L located at 2410 Camino Ramon, Suite 295 (hereinafter referred to as “Expansion Space A”) for a new total of 3,651 rentable square feet as shown on the attached Exhibit A, effective September 1, 2013 (hereinafter referred to as the “Effective Date”).

1.5                               Term: The Expiration Date per the Lease is hereby changed from September 30, 2013 to February 28, 2015, and with such change the term is extended.

1.8                               Base Rent: Base Rent shall be increased from THREE THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($3,200.00) to SIX THOUSAND FIFTY-TWO AND 50/100 DOLLARS ($6,052.50) per month effective September 1, 2013.

1.85                        Adjustments to Base Rent: The Base Rent shall be adjusted to SIX THOUSAND THREE HUNDRED EIGHTY-NINE AND 25/100 DOLLARS ($6,389.25) per month effective October 1, 2013. Base Rent shall be further increased to SIX THOUSAND SIX HUNDRED NINETY-THREE AND 50/100 DOLLARS ($6,693.50) per month effective October 1, 2014.

1

6.                                      SECURITY DEPOSIT. Concurrently with Tenants execution of this First Lease addendum Tenant shall deposit with Landlord the sum of TWO THOUSAND NINE HUNDRED EIGHTY-EIGHT AND 33/100 DOLLARS ($2,988.33) representing an increase in the Security Deposit from THREE THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($3,200.00) to SIX THOUSAND ONE HUNDRED EIGHTY-EIGHT AND 33/100 DOLLARS ($6,188.33).

7.                                      WORK AT PREMISES; TAXES ON IMPROVEMENTS; MECHANICS LEINS. Landlord, using Landlord’s building standard materials agrees to provide an opening between Suites 285 and 295, to re-engineer the HVAC as needed to combine both suites and to repaint and re-carpet Expansion Space A to closely match the finishes in Suite 285. Except for this work, Tenant shall occupy Expansion Space A in as-is condition.

With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

Landlord:		Tenant:

Annabel Investment Company,		SteadyMed Therapeutics, Inc.
a California limited partnership

By:	/s/ James L. Clancy	By:	/s/ Jonathan Rigby

Title:	CFO	Title:	PRESIDENT & CEO

By:	[ILLEGIBLE]

Title:	CONTROLLER

Date:	6/11/13	Date:	June 11, 2013

Regarding:

Expansion Space A:

Bishop Ranch 6, Building L
2410 Camino Ramon, Suite 295
San Ramon, CA 94583

2

EXHIBIT A

[FLOOR PLAN]

1,630 RSF (Expansion Space A)

3,651 RSF NEW TOTAL

Bishop Ranch 6, Building L

2410 Camino Ramon, Suite 295

San Ramon, CA 94583

1

EXHIBIT A

[SPACE PLAN]

1,630 RSF (Expansion Space A)

3,651 RSF NEW TOTAL

Bishop Ranch 6, Building L

2410 Camino Ramon, Suite 295

San Ramon, CA 94583

1

EXHIBIT G

COMMENCEMENT OF FIRST LEASE ADDENDUM

It is hereby agreed to that as of                     , 2013, the Expansion Space A located at 2410 Camino Ramon, Suite 295, described in the First Lease Addendum dated                     , 2013, by and between Annabel Investment Company, a California limited partnership as Landlord and SteadyMed Therapeutics, Inc. as Tenant, were occupied by Tenant and that said First Lease Addendum is in full force and effect.

ACKNOWLEDGED AND ACCEPTED:

Landlord:	Tenant:

By:	By:

Date:	Date: